UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material under § 240.14a-12.

SERVISFIRST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

Your **Vote** Counts!

SERVISFIRST BANCSHARES, INC.

2026 Annual Meeting
Vote by May 17, 2026 11:59 PM ET. For shares held in the ServisFirst Bank 401(k) Profit Sharing Plan and Trust, vote by May 13, 2026 11:59 PM ET.

Servis1st Bank®

SERVISFIRST BANCSHARES, INC.
ATTN: DAVIS MANGE
2500 WOODCREST PLACE
BIRMINGHAM, AL 35209

V88478-P46174

You invested in SERVISFIRST BANCSHARES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 18, 2026.**

Get informed before you vote

View the Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 18, 2026
9:00 a.m. Central Time

The Company's Corporate Headquarters
2500 Woodcrest Place
Birmingham, AL 35209

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect the following persons to serve as directors for a one-year term until the 2027 Annual Meeting:	
1a.	Thomas A. Broughton III	For
1b.	J. Richard Cashio	For
1c.	James J. Filler	For
1d.	Betsy Bugg Holloway	For
1e.	Christopher J. Mettler	For
1f.	Hatton C.V. Smith	For
1g.	Irma L. Tuder	For
2.	To approve, on an advisory basis, the compensation of our named executive officers as described in the Proxy Statement.	For
3.	To ratify the appointment of FORVIS MAZARS, LLP as our independent registered public accounting firm for the year ending December 31, 2026.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V88479-P46174